UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 3, 2021

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 3, 2021, International Business Machines Corporation (“IBM”) completed the previously announced complete legal and structural separation of its managed infrastructure services business and distribution to holders of IBM’s common stock of 80.1% of the outstanding shares of common stock of Kyndryl Holdings, Inc. (“Kyndryl”), in a tax free spin-off (the “Spin-Off”). The distribution was made in the amount of one share of Kyndryl common stock for every five shares of IBM common stock (the “Distribution”) owned by IBM’s stockholders of record as of the close of business on October 25, 2021. As a result of the Distribution, Kyndryl is now an independent public company trading under the symbol “KD” on the New York Stock Exchange. The Spin-Off was made without the payment of any consideration or the exchange of any shares by IBM’s stockholders.

Item 7.01. Regulation FD Disclosure.

Exhibit 99.1 of this Form 8-K contains additional information related to the unaudited pro forma financial information reflecting the Spin-Off that IBM has posted on its Investor Relations website (www.ibm.com/investor/).

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (“GAAP”), the company has disclosed in the attached investor relations article certain non-GAAP information, which management believes provides useful information to investors. The rationale for management’s use of non-GAAP measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in Exhibit 99.2 to this Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of IBM reflecting the separation of the Company's managed infrastructure service business of its GTS segment, including the unaudited Pro Forma Condensed Consolidated Income Statements for the six months ended June 30, 2021 and for each of the years ended December 31, 2020, 2019 and 2018 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2021, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1 99.2	Investor Relations Article, dated November 4, 2021 Non-GAAP Financial Information

The following exhibits are being filed as part of this report:

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Exhibit No.	Description of Exhibit
99.3	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 4, 2021

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller

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